e-Security Solutions for Competitive Advantage May 2, 2003 1

SEC "Safe Harbor" Forward Looking Statements (1 of 3) Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward- looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward- looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. ? 2003 RSA Security Inc. All rights reserved 2

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive 3 SEC "Safe Harbor" Forward Looking Statements (2 of 3) ? 2003 RSA Security Inc. All rights reserved pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K filed on March 26, 2003. SEC "Safe Harbor" Forward Looking Statements (3 of 3) 4 ? 2003 RSA Security Inc. All rights reserved

Agenda Business Overview Market Opportunity & Strategy Operating Results & Financial Performance 5 ? 2003 RSA Security Inc. All rights reserved

Leading Supplier of Identity & Access Management Solutions 6 Two decades of market leadership Proven products and technologies More than 11,000 customers worldwide 1,000+ employees $232 million in FY02 revenue ? 2003 RSA Security Inc. All rights reserved

Identity & Access Management RSA's Family of Solutions Network & Application Integration Authentication Establishing and Managing Trust in Identities Web Access Management Defining and Enforcing Business Policy 7 Embedded Encryption ? 2003 RSA Security Inc. All rights reserved

Advancing Business Opportunity Strategic supplier to global leaders: 87% of the Fortune 100 64% of the Fortune 500 88% of the world's top 50 banks 8 ? 2003 RSA Security Inc. All rights reserved

Seamless and Transparent Solutions Solutions are designed to fit seamlessly into heterogeneous environments More than 1,000 technology partner relationships around the world Implementing industry standards within our product offerings World-class services organization to support any environment 9 ? 2003 RSA Security Inc. All rights reserved

The Vision: Making information security dependable and effortless The Mission: Transforming identity and access management into a catalyst for competitive advantage The Vision and the Mission 10 ? 2003 RSA Security Inc. All rights reserved

Agenda Business Overview Market Opportunity & Strategy Operating Results & Financial Performance 11 ? 2003 RSA Security Inc. All rights reserved

Identity & Access Management Market Drivers 12 ? 2003 RSA Security Inc. All rights reserved Reduce Costs • Cost Savings • Efficiency Cost Avoidance • Effectiveness Increase Revenues • e-Business enablement Revenue enhancement Competitive advantage Comply with Regulation • Government Industry

Enterprise A Remote Employees VPN Portal Today's Challenge Multiple IDs, Multiple Sign-on in a complex environment Enterprise B Portal Login Login Login Login Login Login IDs IDs IDs IDs IDs 13 ? 2003 RSA Security Inc. All rights reserved

IDs Employees, Customers, Partners Login A View of Tomorrow Consolidated Identity Management within an integrated web-enabled enterprise Identity & Access Management Portal Application Platform (J2EE) Remote Access VPN Local Area Network Application Platform (.NET) 14 Portal ? 2003 RSA Security Inc. All rights reserved

Portal Supply Chain Partner Application Platform (J2EE) Remote Access VPN Local Area Network Application Platform (.NET) A View of the Future Consolidated Identity Management between business partners Identity & Access Management Portal Application Platform Employees, Customers, Partners Portal 15 ? 2003 RSA Security Inc. All rights reserved

16

RSA's Strategic Plan
Identity Management System (Project NEXUS)

Network & Application Integration

- Web Agents
- Federated Identities
- Web Services / .NET
- Custom Agents/APIs
- Non-Web/Legacy Agents
- RSA Secured® Partners

Identity Authority

- Passwords
- RSA® Mobile
- X.509 certs.
- Smart Cards
- Lifecycle Mgmt
- RSA SecurID® Solution
- Credential Backup & Recovery
- Credential Provisioning
- Credential Verification
- Method Chaining
- Graded AuthN
- Session Mgmt
- Assertions
- Federation

Access Authority

- Basic Entitlements
- Conditional SmartRules®
- Transactional SmartRules®
- Role-based Access Control

User Management

- User Self-Service
- Centralized Configuration
- Centralized User Management
- Delegated Administration

Infrastructure

- Logging and Auditing
- Reporting
- Clustering / Replication
- Performance / Scale
- Platform Support
- Installation & Licensing

Data Repository

LDAP RDBMS

Provisioning

© 2003 RSA Security Inc. All rights reserved

Benefit to Customers Identity Management System is designed to be seamless & transparent Common management tools Common user repository Tighter integration of RSA Security products Easy upgrade to RSA Security's Identity Management System Flexibility will allow customers to roll out products and new features as necessary 17 ? 2003 RSA Security Inc. All rights reserved

Interconnected Enterprises Extended Enterprise, Customers & Partners Selected Partners Enterprise SSO Identity & Access Management Market Opportunity Extended Enterprise, Customers & Partners Enterprise and Web Authentication Remote Access Web Services Regulatory Compliance Embedded and Enterprise PC / Server Crypto & Protocols 35 ? 2003 RSA Security Inc. All rights reserved

Identity & Access Management Market Opportunity 37 RSA Security estimates $1.6 Billion by 2006 ? 2003 RSA Security Inc. All rights reserved *IDC estimates - $2.5 billion by 2006

Extend leadership position in Identity & Access Management Increase penetration of traditional & growth markets Financial Technology Telecommunications Professional Services Deliver next generation technologies & products RSA ClearTrust(r) products RSA Mobile Project NEXUS Build cash flow, profitability & revenue Government Health Care Pharmaceuticals Manufacturing RSA ACE/Server & Authenticators RSA Keon(r) products Near Term Strategic Objectives 20 ? 2003 RSA Security Inc. All rights reserved

Agenda Business Overview Market Opportunity & Strategy Operating Results & Financial Performance 41 ? 2003 RSA Security Inc. All rights reserved

Q1 2003 Financial Highlights Revenues increased to $61.3M Up 10% versus prior year Above Q1 guidance of $57-$61M GAAP Earnings per share $.03 Includes $1.5M gain on investments & $2M in patent litigation expense Above EPS guidance of ($.02) - $.02 Cash increased by $12M to $115M DSO improved to 42 days 43 ? 2003 RSA Security Inc. All rights reserved

Revenue Trends Q1 2002-Q1 2003 $ in millions Total revenue increased 10% year over year Enterprise revenue increased 14% year over year Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Enterprise 48.8 49.5 53.4 52.9 55.5 Developer/OEM 6.7 7.1 5.6 8.1 5.8 55.5 56.6 59.0 61.0 61.3 45 ? 2003 RSA Security Inc. All rights reserved

Technology Financial Professional Services Health Care Telecom Manufacturing Government Other East 0.26 0.22 0.11 0.1 0.11 0.09 0.08 0.06 26% 22% 11% 10% 9% 9% 8% 6% Q1 2003 Revenue - Vertical Markets* 24 ? 2003 RSA Security Inc. All rights reserved Sold to 4,300 customers during the quarter Added 900 new customers during the quarter *Based on company estimates

Q1 2003 Revenue - Geographic Mix 1st Qtr Americas 39655 EMEA 16020 Asia Pacific & Japan 5589 Americas revenue increased 16% year over year EMEA & APJ revenues increased 2% year over year 49 ? 2003 RSA Security Inc. All rights reserved

Financial Results - Balance Sheet Summary 51 ? 2003 RSA Security Inc. All rights reserved

Financial Performance* - P&L % of Revenue 2002 & Q1 2003 *The amounts presented above for FY 2002 are results from core operations (non-GAAP). On April 10, 2003 RSA Security reported Q1 03 results on a GAAP basis. At that time, RSA Security included a full reconciliation of its current GAAP reporting with historical (non-GAAP) results from core operations in 2002, which are available on the Company's website at www.rsasecurity.com. Management believes that providing this data will enable investors to compare the Company's current GAAP results with non-GAAP reporting from prior periods. GAAP Mid FY 2002 2003 Term Q1 Q2 Q3 Q4 Q1 Target % of Revenues 100% 100% 100% 100% 100% 100% Gross Margin 76 76 76 77 79 77-79 Operating Expenses R & D 27 23 22 21 21 19-21 Sales & Marketing 50 46 40 38 37 36-38 G & A 12 14 14 12 16 11-13 Total Operating Expenses 89% 82% 75% 72% 74% 68-70% Income from Operations -13% -6% 0% 5% 5% 8-10% 53 ? 2003 RSA Security Inc. All rights reserved

Investment Summary Expanding IT security market Market leadership position Proven products and technology Large and expanding customer base Building profitability and cash flow Building Shareholder Value and Confidence 28 ? 2003 RSA Security Inc. All rights reserved

www.rsasecurity.com 29 ? 2003 RSA Security Inc. All rights reserved